EXHIBIT 99.1

America’s Car-Mart, Inc. Provides Update on Status of Its Annual Report on Form 10-K

ROGERS, Ark., July 30, 2025 (GLOBE NEWSWIRE) -- America’s Car-Mart, Inc. (NASDAQ: CRMT) (“Car-Mart” or the “Company”), today announced that it is continuing its work to complete certain omitted disclosures to be included in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2025 (the “Form 10-K”) related to loan modifications for customers experiencing financial difficulty. The Company previously reported in a Form 12b-25 filing with the Securities and Exchange Commission (“SEC”) on July 15, 2025, that it was working to include these required disclosures in the Form 10-K to meet applicable accounting standards and that the Company anticipated filing its Form 10-K within 15 calendar days from the original due date (the “Extension Period”). However, due to additional time needed to complete these disclosures, the Company was unable to file the Form 10-K within the Extension Period, which expired on July 29, 2025.

Key Points:

  Additional Loan Information: The additional disclosures required by applicable accounting standards will contain more detailed information about loan modifications for customers experiencing financial difficulties, which may give shareholders more insight into the Company’s business model.
  No Changes to Operating Results or Financial Condition: The additional required disclosures will not affect the accuracy of the Company's previously reported financial results, including its earnings, balance sheet, cash flows, or shareholder equity.
  Timing of Annual Report on Form 10-K: The Company is working to complete these disclosures and will file its Form 10-K as soon as practicable.
  Internal Control Impact: The Company has identified deficiencies in its internal processes for ensuring complete disclosures and expects to report one or more material weaknesses in its internal control over financial reporting in the upcoming Form 10-K.
  Effect on Historical Financial Statements: Due to the required loan modification disclosures being omitted from the notes to the Company’s consolidated financial statements in the Company’s quarterly reports for each quarterly period in fiscal years 2024 and 2025 and its annual report for fiscal year 2024, the Company's management determined that the financial statements included in these reports should no longer be relied upon. The Company plans to report the omitted loan modification disclosures for the non-reliance periods in its Form 10-K for the fiscal year ended April 30, 2025.

As part of the Company’s year-end reporting process and the preparation of the Company’s Form 10-K for the fiscal year ended April 30, 2025, management identified the need to include disclosures related to loan modifications for borrowers experiencing financial difficulty, in accordance with Financial Accounting Standards Board Accounting Standards Codification ("ASC") 310-10-50-42 through 50-44. The Company has determined that its previously issued financial statements contain material omissions of required disclosures under these ASC provisions.

Specifically, the Company determined that it did not provide the following required disclosures by class of financing receivable: (1) qualitative and quantitative information about the types of modifications utilized by the Company, including the total period-end amortized cost basis of the modified receivables and the percentage of modifications of receivables made to debtors experiencing financial difficulty relative to the total period-end amortized cost basis of receivables in the class of financing receivable; (2) the financial effect of the modification by type of modification, including information about the changes to the contractual terms as a result of the modification and the incremental effect of principal forgiveness on the amortized cost basis of the modified receivables, as applicable, or the reduction in weighted-average interest rates (versus a range) for interest rate reductions; and (3) receivable performance in the 12 months after a modification of a receivable made to a debtor experiencing financial difficulty.

The Company has identified deficiencies in its internal control over financial reporting related to the omitted disclosures described above that existed at each of the affected periods described below. The Company continues to evaluate the impact of these deficiencies on its internal control over financial reporting and expects to report one or more material weaknesses in internal control over financial reporting in its Form 10-K, when such report is filed with the SEC.

As a result, the Company's management determined that certain previously issued financial statements should no longer be relied upon due to omission of the aforementioned information about loan modifications in the notes to those financial statements. The affected periods include quarterly reports for each quarter during fiscal years 2024 and 2025 through January 31, 2025, and its annual report for fiscal year 2024.

The Company is working to complete the necessary disclosures as soon as reasonably practicable.

The Company does not expect these disclosure additions to result in any material impact on the Company's Consolidated Statements of Earnings, Consolidated Balance Sheets, Consolidated Statements of Cash Flow, or Consolidated Statements of Shareholders' Equity. The Company's management intends to file the Form 10-K as soon as practicable following completion of the necessary disclosures and remediation efforts; however, no assurance can be given as to the definitive date on which the Form 10-K will be filed.

The Company expects to receive a notice from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that as a result of the Company’s delay in filing the Form 10-K, the Company is not in compliance with the timely filing requirement for continued listing under Nasdaq Listing Rule 5250(c)(1). The Company does not expect the notice to have an immediate effect on the listing or trading of the Company’s common stock on The Nasdaq Global Select Market. The Company will issue a press release and file a Form 8-K with the SEC to announce the notification when received.

About America’s Car-Mart, Inc.

The Company operates automotive dealerships in 12 states and is one of the largest publicly held automotive retailers in the United States focused exclusively on the “Integrated Auto Sales and Finance” segment of the used car market. The Company emphasizes superior customer service and the building of strong personal relationships with its customers. The Company operates its dealerships primarily in smaller cities throughout the South-Central United States, selling quality used vehicles and providing financing for substantially all of its customers. For more information about America’s Car-Mart, including investor presentations, please visit our website at www.car-mart.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. Words such as “expect,” “believe,” “will,” “would” and other similar words and expressions are intended to signify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the Company’s ability to file its Form 10-K for the fiscal year ended April 30, 2025 and anticipated disclosures in the Form 10-K. Actual events and the timing of such events could materially differ from those anticipated in such forward-looking statements as a result of certain risks and uncertainties, including the time and effort required for the Company to complete its analysis and preparation of the additional disclosures necessary to finalize the Company’s financial statements and Form 10-K; the time and effort required for the Company’s independent auditor to complete its review of the Form 10-K and its audit opinions with respect to the Company’s financial statements and internal control over financial reporting to be included in the Form 10-K; the completion by the Company of its analysis and preparation of the additional disclosures and any other information necessary to complete the financial statements and the Form 10-K; the completion by the independent auditor of its review procedures and other steps necessary to complete its audit of the Company’s financial statements and internal control over financial reporting and its review of the Form 10-K; and additional risks described in more detail in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2024 and other documents on file with the SEC, each of which can be found on the SEC’s website, www.sec.gov, or the investor relations section of the Company’s website. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

Contact:

SM Berger & Company
Andrew Berger, Managing Director
andrew@smberger.com
(216) 464-6400